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                                                                   EXHIBIT 24(a)

                                     KEYCORP

                                POWER OF ATTORNEY

      The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission of debt, equity, capital securities, warrants to purchase such securities and units comprised of such securities with an aggregate issue price of up to $2,928,500,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints Jeffrey B. Weeden, Thomas C. Stevens, Joseph M. Vayda, Paul N. Harris and Daniel
R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of September 18, 2004.

/s/ Henry L. Meyer III                          /s/ Jeffrey B. Weeden
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Henry L. Meyer III                              Jeffrey B. Weeden
Chairman, Chief Executive Officer,              Senior Executive Vice President
President and Director                          and Chief Financial Officer
(Principal Executive Officer)

/s/ Lee G. Irving                               Edward P. Campbell
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Lee G. Irving                                   Edward P. Campbell, Director
Executive Vice President and
Chief Accounting Officer
(Principal Accounting Officer)

/s/ William G. Bares                            /s/ Alexander M. Cutler
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William G. Bares, Director                      Alexander M. Cutler, Director

/s/ Carol A. Cartwright                         /s/ Charles R. Hogan
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Carol A. Cartwright, Director                   Charles R. Hogan, Director

/s/ Henry S. Hemingway                          /s/ Douglas J. McGregor
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Henry S. Hemingway, Director                    Douglas J. McGregor, Director

/s/ Lauralee E. Martin                          /s/ Steven A. Minter
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Lauralee E. Martin, Director                    Steven A. Minter, Director

/s/ Eduardo R. Menasce                          /s/ Thomas C. Stevens
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Eduardo R. Menasce, Director                    Thomas C. Stevens, Director

/s/ Bill R. Sanford                             /s/ Peter G. Ten Eyck, II
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Bill R. Sanford, Director                       Peter G. Ten Eyck, II, Director

/s/ Dennis W. Sullivan
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Dennis W. Sullivan, Director